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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 19, 2005


                             Trans-Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-4539                13-2598139
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  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)


                    1780 Opdyke Court, Auburn Hills, MI           48326
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               (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code      248-364-0400
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  /  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

/  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

        On January 19, 2005, at the Annual Meeting of Trans-Industries, Inc. (the "Company"), the stockholders of the Company approved, among other things, the conversion of a convertible note (the "Note") issued by the Company to the Harry E. Figgie, Jr. Trust (the "Investor") into shares of Series B-1 Preferred Stock ("Series B-1 Shares") of the Company and the issuance to the Investor of a warrant to purchase shares of Common Stock ("Common Shares") of the Company. The Investor purchased the Note from the Company for $1,500,000. Pursuant to the terms of the Note, after approval by the stockholders of the Company, the Note automatically converted into 166,667 Series B-1 Shares (calculated at a price of $9.00 per share) that were immediately issued to the Investor and the Company issued the Warrant to purchase 125,000 Common Shares at a price of $3.00 per share to the Investor. Each Series B-1 Share is convertible into three Common Shares. Pursuant to an agreement between the Company and the Investor, interest under the Note was paid in cash on a periodic basis.

        The 166,667 Series B-1 Shares and the Warrant issued to the Investor were issued pursuant to an exemption from registration under Section 3(a)(9) and/or Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

        As a result of the conversion of the Note and the issuance of securities to the Investor as described in Item 3.02 above, a change in control of the Company may have occurred as defined under National Association of Securities Dealers Rule 4350(i)(1)(B). Reference is made to the disclosure regarding the possible change in control set forth in proposals 2, 3 and 4 of the Company's Proxy Statement filed with the Securities and Exchange Commission on December 15, 2004 (the "Proxy Statement"). Such portions of the Proxy Statement are incorporated herein by reference. Proposals 2, 3 and 4 of the Proxy Statement were approved by stockholders at the Company's Annual Meeting. Following the completion of the issuance described in Item 3.02 above, assuming consummation of all the transactions involving the Investor set forth in the Proxy Statement and also assuming the Investor's conversion of all eligible shares into Common Shares and exercise of all Warrants to purchase Common Shares, the Investor is deemed to beneficially own approximately 2,000,614 Common Shares, equal to approximately 44.5% of all outstanding Common Shares.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANS-INDUSTRIES, INC.

Date   January 25, 2005                   By /s/ Kai Kosanke
       -----------------------------         -----------------------------------
                                             Kai Kosanke
                                             Chief Financial Officer







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                                  EXHIBIT INDEX



Exhibit
Number                     Description
------                     ------------

4 Series B Convertible Preferred Stock and Warrant Purchase Agreement dated March 4, 2004 between the Company and the Investor, which is incorporated herein by reference to Exhibit 4 of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004.








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